UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2011

NEKTAR THERAPEUTICS
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South
San Francisco, California 94158
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 15, 2011, AstraZeneca issued a press release (“Press Release”) announcing that it has initiated a Phase III clinical programme evaluating NKTR-118 for the treatment of opioid-induced constipation.   Nektar Therapeutics is a party to a worldwide license agreement with AstraZeneca for the global development and commercialization of NKTR-118.

The Press Release contains forward-looking statements regarding the potential of NKTR-118 as a new therapy for opioid-induced constipation and the timing of potential future regulatory filings.  These forward-looking statements involve numerous risks and uncertainties, including but not limited to: (i) there is substantial risk of failure for NKTR-118 prior to completion of the Phase III study and regulatory approval due to numerous potential causes including safety and efficacy findings even after positive findings in the Phase II clinical study; (ii) the timing of the completion of clinical trials, future potential regulatory filings and commercial launch may be delayed or unsuccessful due to slower than anticipated patient enrollment, changing standards of care, regulatory delay, evolving regulatory requirements, clinical trial design, clinical outcomes, manufacturing challenges, competitive factors, or delay or failure in ultimately obtaining regulatory approval in one or more important markets; (iii) Nektar's patent applications may not issue, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required in the future; (iv) the outcome of any future intellectual property or other litigation related to Nektar's proprietary product candidates or complex commercial agreements; and (v) certain other important risks and uncertainties set forth in Nektar's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2011.  Actual results could differ materially from the forward-looking statements contained in this press release.  Nektar undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

The information in this report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release titled “AstraZeneca Initiates a Phase III Clinical Programme Evaluating NKTR-118 for Treatment of Opioid-Induced Constipation” issued by AstraZeneca on March 15, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
General Counsel and Secretary

Date:	March 15, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “AstraZeneca Initiates a Phase III Clinical Programme Evaluating NKTR-118 for Treatment of Opioid-Induced Constipation” issued by AstraZeneca on March 15, 2011.